UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 11, 2001
(Date of earliest event reported)

SPARTAN STORES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Commission File Number: 000-31127

Michigan (State or Other Jurisdiction) of Incorporation or Organization)	38-0593940 (IRS Employer Identification No.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of Principal Executive Offices)	49518 (Zip Code)

Registrant's telephone number, including area code: (616) 878-2000

Item 7.        Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

	99.1	Press Release dated October 11, 2001.

Item 9.        Regulation FD Disclosure

                    On October 11, 2001, Spartan Stores, Inc. issued the press released attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference.

                    This Report and the Exhibit are furnished, not filed.

Forward Looking Statements

This Report and Exhibit may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identifiable by words or phrases indicating that Spartan Stores or management "expects," "anticipates," "projects," "estimates," "plans" or "believes" that a particular occurrence "may result" or "will likely result" or that a particular event "may occur" or "will likely occur" in the future, or similarly stated expectations. Forward-looking statements are necessarily statements of belief as to the expected outcomes of future events. You should not place undue reliance on these forward-looking statements, which speak only as of the date and time the statement is made. Actual results could materially differ from those expressed or implied by forward-looking statements.

In addition to other risks and uncertainties described in the Exhibit, in Spartan Stores' Annual Report on Form 10-K for the year ended March 31, 2001 and in other periodic reports filed with the Securities and Exchange Commission, there are many important factors that could cause actual results to be materially different from Spartan Stores' stated expectations, including but not limited to: competitive pressures among food retail and distribution companies; the acquisitions of Seaway Food Town, Inc. and Prevo's Family Markets, Inc.; the integration of the business operations of the retail stores and other businesses acquired by Spartan Stores; future business acquisitions, including additional retail stores; unanticipated difficulties in the operation of the retail grocery segment; difficulties in assimilation of acquired personnel, operations, systems or procedures; inability to realize synergies in the amounts or within the time frame expected by management; adverse effects on existing business relationships with independent retail grocery store customers; unexpected difficulties in the retention or hiring of employees for the acquired businesses; unanticipated labor shortages, stoppages or disputes; business divestitures; increased transportation or fuel costs; current or future lawsuits and administrative proceedings; additional borrowings for retail store acquisitions; interest rate changes; cigarette inventory levels; retail property sales; the volume of notes receivable; and the amount of fees received on delinquent accounts. Furthermore, recent events resulting from the terrorist attacks of September 11 create considerable economic and political uncertainties which could have adverse effects on consumer buying behavior, fuel costs, shipping and transportation, product imports and other factors affecting Spartan Stores and the grocery industry generally.

Spartan Stores undertakes no obligation to update or revise these forward-looking statements to reflect events or conditions after the date the statements are made.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 11, 2001	SPARTAN STORES, INC. (Registrant)

By/s/ Alex J. DeYonker
Alex J. DeYonker Secretary (Duly authorized signatory for Registrant)

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated October 11, 2001.